CONTACTS: John Ambler Vice President Corporate Communications T - (412) 433-2407 E - joambler@uss.com	Kevin Lewis Vice President Investor Relations T - (412) 433-6935 E - klewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports
First Quarter 2021 Results

•Net earnings of $91 million, or $0.35 per diluted share
•Adjusted net earnings of $283 million, or $1.08 per diluted share
•Adjusted EBITDA of $551 million
•Liquidity of $2.909 billion, including cash of $753 million

    PITTSBURGH, April 29, 2021 – United States Steel Corporation (NYSE: X) reported first quarter 2021 net earnings of $91 million, or $0.35 per diluted share. Adjusted net earnings was $283 million, or $1.08 per diluted share. This compares to first quarter 2020 net loss of $391 million, or $2.30 per diluted share. Adjusted net loss for first quarter 2020 was $123 million, or $0.73 per diluted share.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

Earnings Highlights
	Three Months Ended
	March 31,
(Dollars in millions, except per share amounts)	2021	2020
Net Sales	$3,664	$2,748
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$146	$(35)
Mini Mill (a)	132	—
U. S. Steel Europe	105	(14)
Tubular (b)	(29)	(48)
Other Businesses	8	1
Total segment earnings (loss) before interest and income taxes	$362	$(96)
Other items not allocated to segments	63	(279)
Earnings (loss) before interest and income taxes	$425	$(375)
Net interest and other financial costs	333	35
Income tax provision (benefit)	1	(19)
Net earnings (loss)	$91	$(391)
Earnings (loss) per diluted share	$0.35	$(2.30)

Adjusted net earnings (loss) (c)	$283	(123)
Adjusted net earnings (loss) per diluted share (c)	$1.08	$(0.73)
Adjusted earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) (c)	$551	64
(a) Mini Mill segment, added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel, does not include the newly constructed electric arc (EAF) at our Fairfield Tubular Operations in Fairfield, Alabama.

(b) The Fairfield EAF is included in the Tubular segment.
(c) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“Our optimism in the strength of our business is clearly confirmed in our first quarter performance,” said U. S. Steel President and Chief Executive Officer David B. Burritt. “Our first quarter adjusted EBITDA of $551 million reflects robust customer demand and purposeful management actions that are delivering strong results. We are benefiting from our well-timed acquisition of the remaining stake in Big River Steel which delivered 32% EBITDA margins and drove an approximately 300 basis point contribution to enterprise adjusted EBITDA margin in the quarter. A strong market and our disciplined approach to capital allocation position us well to translate earnings into cash flow.”
*****
    The Company will conduct a conference call on first quarter 2021 earnings on Friday, April 30, 2021 at 8:30 a.m. EDT. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on April 30, 2021.
©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended
	March 31,
	2021	2020
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	888	711
Mini Mill (b)	967	—
U. S. Steel Europe	748	611
U. S. Steel Europe (€/net ton)	620	554
Tubular	1,372	1,283

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,332	2,509
Mini Mill (b)	447	—
U. S. Steel Europe	1,043	801
Tubular	89	187
Total Steel Shipments	3,911	3,497

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	—	92
Flat-Rolled to USSE (iron ore pellets and fines)	216	—
Mini Mill (b) to Flat-Rolled	61	—

Raw steel production (thousands of net tons):
Flat-Rolled	2,581	3,148
Mini Mill (b)	510	—
U. S. Steel Europe	1,197	882
Tubular (c)	93	—

Raw steel capability utilization: (d)
Flat-Rolled	62%	74%
Mini Mill (b)	75%	—%
U. S. Steel Europe	97%	71%
Tubular	42%	—%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	$74	$192
Mini Mill (b)	36	—
U. S. Steel Europe	14	34
Tubular	12	54
Other Businesses	—	2
Total	$136	$282
(a) Excludes intersegment shipments.
(b) Mini Mill segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(c) Tubular segment raw steel added in October 2020 with the start-up of the new electric arc furnace.
(d) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular.
©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended
	March 31,
(Dollars in millions, except per share amounts)	2021	2020
NET SALES	$3,664	$2,748

OPERATING EXPENSES (INCOME):
Cost of sales	3,080	2,605
Selling, general and administrative expenses	96	72
Depreciation, depletion and amortization	189	160
(Earnings) loss from investees	(14)	8
Asset impairment charges	—	263
Gain on equity investee transactions	(111)	(31)
Restructuring and other charges	6	41
Other (gains) losses, net	(7)	5
Total operating expenses	3,239	3,123

EARNINGS (LOSS) BEFORE INTEREST AND INCOME TAXES	425	(375)
Net interest and other financial costs	333	35

EARNINGS (LOSS) BEFORE INCOME TAXES	92	(410)
Income tax provision (benefit)	1	(19)

Net earnings (loss)	91	(391)
Net earnings attributable to noncontrolling interests	—	—
NET EARNINGS (LOSS) ATTRIBUTABLE TO UNITED STATES STEEL CORPORATION	$91	$(391)

COMMON STOCK DATA:
Net earnings (loss) per share attributable to
United States Steel Corporation stockholders:
Basic	$0.36	$(2.30)
Diluted	$0.35	$(2.30)
Weighted average shares, in thousands
Basic	249,351	170,224
Diluted	261,969	170,224
Dividends paid per common share	$0.01	$0.01

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Three Months Ended
	March 31,
(Dollars in millions)	2021	2020
Cash provided by (used in) operating activities:
Net earnings (loss)	$91	$(391)
Depreciation, depletion and amortization	189	160
Asset impairment charges	—	263
Gain on equity investee transactions	(111)	(31)
Restructuring and other charges	6	41
Loss on debt extinguishment	255	—
Pensions and other postretirement benefits	(25)	(1)
Deferred income taxes	3	6
Working capital changes	(274)	(162)
Income taxes receivable/payable	3	3
Other operating activities	(26)	(30)
Total	111	(142)

Cash used in investing activities:
Capital expenditures	(136)	(282)
Acquisition of Big River Steel, net of cash acquired	(625)	—
Proceeds from sale of assets	—	1
Proceeds from sale of ownership interests in equity investees	—	8
Other investing activities	(1)	(4)
Total	(762)	(277)

Cash (used in) provided by financing activities:
Repayment of short-term debt	(180)	—
Revolving credit facilities - borrowings, net of financing costs	50	1,202
Revolving credit facilities - repayments	(671)	(281)
Issuance of long-term debt, net of financing costs	826	67
Repayment of long-term debt	(1,379)	(2)
Proceeds from public offering of common stock	791	—
Other financing activities	(10)	(3)
Total	(573)	983

Effect of exchange rate changes on cash	(12)	(6)

Net (decrease) increase in cash, cash equivalents and restricted cash	(1,236)	558
Cash, cash equivalents and restricted cash at beginning of the year	2,118	939

Cash, cash equivalents and restricted cash at end of the period	$882	$1,497

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	March 31,	December 31,
(Dollars in millions)	2021	2020
Cash and cash equivalents	$753	$1,985
Receivables, net	1,619	994
Inventories	1,750	1,402
Other current assets	128	51
Total current assets	4,250	4,432
Operating lease assets	210	214
Property, plant and equipment, net	7,563	5,444
Investments and long-term receivables, net	545	1,177
Intangible assets, net	539	129
Goodwill	909	4
Other noncurrent assets	673	659

Total assets	$14,689	$12,059

Accounts payable and other accrued liabilities	2,528	1,884
Payroll and benefits payable	285	308
Short-term debt and current maturities of long-term debt	45	192
Other current liabilities	286	272
Total current liabilities	3,144	2,656
Noncurrent operating lease liabilities	161	163
Long-term debt, less unamortized discount and debt issuance costs	5,787	4,695
Employee benefits	288	322
Other long-term liabilities	589	344
United States Steel Corporation stockholders' equity	4,627	3,786
Noncontrolling interests	93	93

Total liabilities and stockholders' equity	$14,689	$12,059

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS (LOSS)
	Three Months Ended
	March 31,
(Dollars in millions, except per share amounts) (a)	2021	2020
Reconciliation to adjusted net earnings (loss) attributable to United States Steel Corporation
Net earnings (loss) attributable to United States Steel Corporation	$91	$(391)
Debt extinguishment	255	—
Big River Steel - inventory step-up amortization	24	—
Big River Steel - unrealized losses	9	—
Big River Steel - acquisition costs	9	—
Restructuring and other charges	6	41
Gain on previously held investment in Big River Steel	(111)	—
Asset impairment charge	—	263
Gain on previously held investment in UPI	—	(25)
Big River Steel options and forward adjustments	—	(11)
Total adjustments	192	268
Adjusted net earnings (loss) attributable to United States Steel Corporation	$283	(123)

Reconciliation to adjusted diluted net earnings (loss) per share
Diluted net earnings (loss) per share	$0.35	$(2.30)
Debt extinguishment	0.98	—
Big River Steel - inventory step-up amortization	0.09	—
Big River Steel - unrealized losses	0.03	—
Big River Steel - acquisition costs	0.03	—
Restructuring and other charges	0.02	0.23
Gain on previously held investment in Big River Steel	(0.42)	—
Asset impairment charge	—	1.54
Gain on previously held investment in UPI	—	(0.14)
Big River Steel options and forward adjustments	—	(0.06)
Total adjustments	0.73	1.57
Adjusted diluted net earnings (loss) per share	$1.08	$(0.73)
(a) The adjustments included in this table for the three months ended March 31, 2021 have not been tax effected due to the full valuation allowance on our domestic deferred tax assets. The adjustments included in this table for the three months ended March 31, 2020 have been tax effected for our European operations and not tax effected for our U.S. operations due to the full valuation allowance on our domestic deferred tax assets.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended
	March 31,
(Dollars in millions)	2021	2020
Reconciliation to Adjusted EBITDA
Net earnings (loss) attributable to United States Steel Corporation	$91	$(391)
Income tax provision (benefit)	1	(19)
Net interest and other financial costs	333	35
Depreciation, depletion and amortization expense	189	160
EBITDA	614	(215)
Big River Steel - inventory step-up amortization	24	—
Big River Steel - unrealized losses	9	—
Big River Steel - acquisition costs	9	—
Restructuring and other charges	6	41
Gain on previously held investment in Big River Steel	(111)	—
Asset impairment charge	—	263
Gain on previously held investment in UPI	—	(25)
Adjusted EBITDA	$551	$64

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
    Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, Big River Steel - inventory step-up amortization, Big River Steel - unrealized losses, Big River Steel - acquisition costs, restructuring and other charges, gain on previously held investment in Big River Steel, asset impairment charge, gain on previously held investment in UPI and Big River Steel options and forward adjustments (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
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2021-023

Founded in 1901, the United States Steel Corporation is a Fortune 250 company and a leading steel producer. Together with its subsidiary Big River Steel and an unwavering focus on safety, the company’s customer-centric Best of BothSM world-competitive integrated and mini mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation